Exhibit 99.4

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                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


In re                                 )
                                      )
                                      )
ARMSTRONG WORLD INDUSTRIES,           )         Chapter 11
INC., et al.,                         )         Case No. 00-4471 (RJN)
                                      )         (Jointly Administered)
                     Debtors          )
------------------------------------- )


                                  EXHIBIT 1.39

                    FORM OF ARMSTRONG WORLD INDUSTRIES, INC.
                      AMENDED CLAIMS SETTLEMENT PROCEDURES


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                        ARMSTRONG WORLD INDUSTRIES, INC.

                      AMENDED CLAIMS SETTLEMENT PROCEDURES


The Armstrong World Industries, Inc. Amended Claims Settlement Procedures (the "CSP") contained herein provide a mechanism for resolving all claims, other than Asbestos Personal Injury Claims and Asbestos Property Damage Claims (as such terms are defined in the Fourth Amended Plan of Reorganization of Armstrong World Industries, Inc. (as hereafter amended or modified, the "PLAN")) that have been filed against Armstrong World Industries, Inc. ("AWI") in its chapter 11 case. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Plan.


                                  SECTION I -

                                  INTRODUCTION
                                  ------------

           1.1 EFFECTIVENESS OF THE CSP. This CSP will become effective upon the occurrence of the Effective Date and, except with respect to Nitram and Desseaux, will amend and supersede the Order Granting Motion of the Debtors for Order Pursuant to Section 105(a) of the Bankruptcy Code and Bankruptcy Rule 9019(b) Authorizing the Establishment of Procedures to Settle Certain Prepetition Claims Against the Debtors' Estates, dated May 31, 2002. Such order shall remain fully applicable with respect to Nitram and Desseaux, and this CSP shall have no effect as to Nitram and Desseaux.

           1.2 INTERPRETATION. Nothing in this CSP shall be deemed to create a substantive right for any claimant. Nothing in this CSP shall obligate or require Reorganized AWI to compromise and settle any Claims that it does not consider, in its sole discretion, appropriate to compromise and settle, and this CSP shall not obligate or require Reorganized AWI to compromise and settle any Claims in amounts in excess of the amounts that AWI, in its sole discretion, believes to be reasonable and appropriate. Nothing in this CSP shall affect the right of Reorganized AWI to object to any Claim on any ground whatsoever, including, without limitation, on the ground that such Claim was untimely or was discharged as a result of the confirmation of the Plan.


                                  SECTION II -

             CLAIM SETTLEMENTS NOT REQUIRING APPROVAL UNDER THIS CSP
             -------------------------------------------------------

           2.1 ADMINISTRATIVE EXPENSES. Reorganized AWI shall not be required to obtain any approval of the Bankruptcy Court, or obtain any approval of or provide notice to any party in interest, to compromise and settle any Administrative Expenses that have not been Allowed as of the Effective Date, and any such compromise and settlement shall be deemed to have been authorized by


                                     1.39-2
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the Bankruptcy Court; provided, however, that the allowance of fees and expenses of professionals through the Confirmation Date shall, as set forth more fully in the Plan and the Confirmation Order, be subject to the approval of the Bankruptcy Court.

           2.2 AFFILIATE CLAIMS. Reorganized AWI shall not be required to obtain any approval of the Bankruptcy Court, or obtain any approval of or provide notice to any party in interest, to compromise and settle any Affiliate Claims, and any compromise and settlement of Affiliate Claims shall be deemed to have been authorized by the Bankruptcy Court.

           2.3 SECURED CLAIMS. Reorganized AWI shall not be required to obtain any approval of the Bankruptcy Court, or obtain any approval of or provide notice to any party in interest, to compromise and settle any Secured Claims, and any compromise and settlement of Secured Claims shall be deemed to have been authorized by the Bankruptcy Court.

           2.4 PRIORITY CLAIMS. Reorganized AWI shall not be required to obtain any approval of the Bankruptcy Court, or obtain any approval of or provide notice to any party in interest, to compromise and settle any Priority Claims, and any compromise and settlement of Priority Claims shall be deemed to have been authorized by the Bankruptcy Court.

           2.5 CONVENIENCE CLAIMS. Reorganized AWI shall not be required to obtain any approval of the Bankruptcy Court, or obtain any approval of or provide notice to any party in interest, to compromise and settle any Convenience Claims, and any compromise and settlement of Convenience Claims shall be deemed to have been authorized by the Bankruptcy Court.

           2.6 EMPLOYEE BENEFIT CLAIMS. Reorganized AWI shall not be required to obtain any approval of the Bankruptcy Court, or obtain any approval of or provide notice to any party in interest, to compromise and settle any Employee Benefit Claims, and any compromise and settlement of Employee Benefit Claims shall be deemed to have been authorized by the Bankruptcy Court.

           2.7 ENVIRONMENTAL CLAIMS. From and after the Final Distribution Date, Reorganized AWI shall not be required to obtain any approval of the Bankruptcy Court, or obtain any approval of or provide notice to any party in interest, to compromise and settle any Environmental Claim, and any compromise and settlement of Environmental Claims shall be deemed to have been authorized by the Bankruptcy Court. Prior to the Final Distribution Date, an Environmental Claim shall be considered a General Claim (as hereinafter defined) for purposes of this CSP.

           2.8 CLAIMS OR CAUSES OF ACTION ASSERTED BY AWI AGAINST ANY ENTITY. Reorganized AWI shall not be required to obtain any approval of the Bankruptcy Court, or obtain any approval of or provide notice to any party in interest, to compromise and settle any claim or cause of action brought by AWI against any Entity and pending as of the Effective Date, and any such compromise and settlement shall be deemed to have been authorized by the Bankruptcy Court.


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                                  SECTION III -

                    SETTLEMENT OF EMPLOYEE LITIGATION CLAIMS
                    ----------------------------------------

           3.1 EMPLOYEE LITIGATION CLAIMS. "EMPLOYEE LITIGATION CLAIMS" shall mean Claims asserted against AWI's estate by current or former employees for alleged wrongful termination or other contractual, statutory, and tort-based employment claims allegedly occurring prior to the Commencement Date other than Claims for workers' compensation or for employee or retiree benefits.

           3.2 SETTLEMENT PROCEDURES FOR EMPLOYEE LITIGATION CLAIMS. Reorganized AWI shall be authorized to compromise and settle any Employee Litigation Claim in the manner described below:

               (a) Reorganized AWI may enter into a compromise and settlement of any Employee Litigation Claim for a cash payment not to exceed $75,000 per claimant or an allowed prepetition, unsecured claim not to exceed $50,000 per claimant without further approval or order of the Bankruptcy Court or approval of or notice to any other party in interest, and Reorganized AWI shall be deemed to have been authorized by the Bankruptcy Court to enter into any such compromise and settlement

               (b) For settlements of Employee Litigation Claims where (i) the proposed cash payment per claimant is greater than $75,000, or (ii) the proposed allowed, unsecured, prepetition claim is greater than $50,000, Reorganized AWI will submit the proposed settlement to a designated representative of the Unsecured Creditors' Committee (the "DESIGNATED COMMITTEE REPRESENTATIVE"), together with (i) the name of the other party to the settlement, (ii) a summary of the dispute with such other party, including a statement of the settlement amount and the basis for the controversy, (iii) an explanation of why the settlement of such Employee Litigation Claim is favorable to AWI, its estate, and its creditors, and (iv) a copy of any proposed settlement agreement (the "EMPLOYEE LITIGATION SETTLEMENT SUMMARY"). The Designated Committee Representative will be required to submit to Reorganized AWI any objections to the proposed settlement reflected on an Employee Litigation Settlement Summary on or before ten (10) Business Days after service of such Employee Litigation Settlement Summary. In the event that the Designated Committee Representative objects to the settlement set forth in the Employee Litigation Settlement Summary, Reorganized AWI may (i) seek to renegotiate the proposed settlement and may submit a revised Employee Litigation Settlement Summary in connection therewith or (ii) file a motion with the Bankruptcy Court seeking approval of the proposed settlement. If the Designated Committee Representative does not timely object to the proposed settlement, then Reorganized AWI will be deemed, without further order of the Bankruptcy Court, to be authorized by the Bankruptcy Court to enter into an agreement to compromise and settle the Employee Litigation Claim at issue as provided in the Employee Litigation Settlement Summary previously submitted to the Designated Committee Representative.


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                                  SECTION IV -

                            SETTLEMENT OF TAX CLAIMS
                            ------------------------

           4.1 TAX CLAIMS. As used in this CSP, a "TAX REFUND CLAIM" shall be any claim by AWI against a federal, state, county, or city taxing authority (a "TAXING AUTHORITY") for a refund of the overpayment and/or interest payments for any tax period, and a "TAX ASSESSMENT CLAIM" shall be any Claim by a Taxing Authority against AWI relating to any period prior to the Commencement Date.

           4.2 SETTLEMENT PROCEDURES FOR TAX ASSESSMENT CLAIMS. Reorganized AWI will resolve Tax Assessment Claims pursuant as set forth below.

               (a) With respect to any Tax Assessment Claim that is a Secured Claim or a Priority Tax Claim, Reorganized AWI may enter into a compromise and settlement of any such Tax Assessment Claim without further approval or order of the Bankruptcy Court, or approval of or notice to any other party in interest, and Reorganized AWI shall be deemed to have been authorized by the Bankruptcy Court to enter into any such compromise and settlement.

               (b) With respect to any Tax Assessment Claim that is not a Secured Claim or a Priority Tax Claim and is asserted by a Taxing Authority other than the Internal Revenue Service:

               o Reorganized AWI shall be authorized to compromise and settle any such Tax Assessment Claim whenever the proposed settlement amount for such Tax Assessment Claim, net of any Tax Refund Claims offset against such settlement amount (such net amount, the "TAX ASSESSMENT SETTLEMENT AMOUNT") is less than or equal to $500,000 without further approval or order of the Bankruptcy Court, or approval of or notice to any other party in interest, and Reorganized AWI shall be deemed to have been authorized by the Bankruptcy Court to enter into any such compromise and settlement.

               o With respect to any such Tax Assessment Claim where the Tax Assessment Settlement Amount is greater than $500,000 but less than $10,000,000, Reorganized AWI will submit the proposed compromise and settlement to the Designated Committee Representative together with (i) the name of the taxing authority, (ii) a summary of the dispute with the taxing authority, including the basis for the controversy, and (iii) an explanation of why the settlement of such Tax


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                    Assessment Claim is favorable to AWI, its estate, and its
                    creditors (the "TAX ASSESSMENT SETTLEMENT SUMMARY"). The Designated Committee Representative will be required to submit to Reorganized AWI any objections to the Tax Assessment Settlement Amount on or before ten (10) Business Days after service of such Tax Assessment Settlement Summary. In the event that the Designated Committee Representative objects to the settlement set forth in the Tax Assessment Settlement Summary, Reorganized AWI may (i) seek to renegotiate the proposed settlement and will submit a revised Tax Assessment Settlement Summary in connection therewith or (ii) file a motion with the Bankruptcy Court seeking approval of the proposed settlement of the Tax Assessment Claim. If the Designated Committee Representative does not timely object to the proposed settlement, then Reorganized AWI will be deemed, without further order of the Bankruptcy Court, to be authorized to enter into an agreement to compromise and settle the Tax Assessment Claim at issue for the settlement amount previously submitted to the Designated Committee Representative in the Tax Assessment Settlement Summary.

               o With respect to any such Tax Assessment Claim where the Tax Assessment Settlement Amount is equal to or greater than $10,000,000, Reorganized AWI will be required to file a motion with the Bankruptcy Court requesting approval of such compromise and settlement under Bankruptcy Rule 9019.

           (c) With respect to any Tax Assessment Claim that is not a Secured Claim or a Priority Tax Claim and is asserted by the Internal Revenue Service:

               o Reorganized AWI shall be authorized to compromise and settle any such Tax Assessment Claim for each three (3) year audit period whenever the aggregate Tax Assessment Settlement Amount for such Tax Assessment Claim is less than or equal to $5,000,000 without further approval or order of the Bankruptcy Court, or approval of or notice to any other party in interest, and Reorganized AWI shall be deemed to have been authorized by the Bankruptcy Court to enter into any such compromise and settlement.

               o    With respect to any such Tax Assessment Claim for each three
                    (3) year audit period where the aggregate Tax Assessment Settlement Amount for such Tax Assessment Claim is greater than $5,000,000 but less than $10,000,000, Reorganized AWI will submit the proposed compromise and settlement to the Designated Committee Representative together with the Tax Assessment Settlement Summary as described in subparagraph


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                    (a) above. The Designated Committee Representative will be required to submit to Reorganized AWI any objections to the Tax Assessment Settlement Amount on or before ten (10) Business Days after service of such Tax Assessment Settlement Summary. In the event that the Designated Committee Representative objects to the settlement set forth in the Tax Assessment Settlement Summary, Reorganized AWI may (i) seek to renegotiate the proposed settlement and will submit a revised Tax Assessment Settlement Summary in connection therewith or (ii) file a motion with the Bankruptcy Court seeking approval of the proposed settlement of the Tax Assessment Claims. If the Designated Committee Representative does not timely object to the proposed settlement, then Reorganized AWI will be deemed, without further order of the Bankruptcy Court, to be authorized to enter into an agreement to compromise and settle the Tax Assessment Claim at issue for the settlement amount previously submitted to the Designated Committee Representative in the Tax Assessment Settlement Summary.

               o With respect to any Tax Assessment Claim for each three (3) year audit period where the aggregate Tax Assessment Settlement Amount is greater than or equal to $10,000,000, Reorganized AWI will be required to file a motion with the Bankruptcy Court requesting approval of the compromise and settlement under Bankruptcy Rule 9019.

           4.3 SETTLEMENT OF TAX REFUND CLAIMS. Reorganized AWI shall not be required to obtain any approval of the Bankruptcy Court, or obtain any approval of or provide notice to any party in interest, to compromise and settle any Tax Refund Claims, of Tax Refund Claims shall be deemed to have been authorized by the Bankruptcy Court.

                                  SECTION V -

                           REMAINING UNSECURED CLAIMS
                           --------------------------


           5.1 GENERAL CLAIMS. With respect to all other types of Claims other than Priority Claims, Secured Claims, Affiliate Claims, Convenience Claims, Employee Litigation Claims, Tax Assessment Claims, Employee Benefit Claims, Asbestos Property Damage Claims, and Asbestos Personal Injury Claims (collectively, "GENERAL CLAIMS"), Reorganized AWI will settle such Claims as set forth below based upon the difference between (i) the amount of the General Claim as scheduled on the Schedules ("AWI'S AMOUNT") and (ii) the proposed amount of the allowed claim for which AWI is seeking to compromise and settle such General Claim (the "SETTLEMENT AMOUNT"). If a General Claim was not scheduled by AWI or was scheduled as contingent or unliquidated, AWI's Amount shall be $0. Under this method, the difference between the Settlement Amount and AWI's Amount will be referred to as the "DOCUMENTED DIFFERENCE."


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               (a) Reorganized AWI will be authorized to compromise and settle a
General Claim whenever the Documented Difference is less than $100,000 without further approval or order of the Bankruptcy Court, or approval of or notice to any other party in interest, and Reorganized AWI shall be deemed to have been authorized by the Bankruptcy Court to enter into any such compromise and settlement.

               (b) If Reorganized AWI wishes to compromise and settle a General Claim where the Documented Difference is over $100,000 but less than $10,000,000, Reorganized AWI will submit the Settlement Amount to the Designated Committee Representative together with (i) the name of the other party to the settlement, (ii) a summary of the dispute with such other party, including a statement of AWI's Amount and the basis for the controversy, (iii) an explanation of why the settlement of such General Claim is favorable to AWI, its estate, and its creditors, and (iv) a copy of any proposed settlement agreement (the "GENERAL CLAIM SETTLEMENT SUMMARY"). The Designated Committee Representative will be required to submit to Reorganized AWI any objections to a proposed settlement reflected on a General Claim Settlement Summary on or before ten (10) Business Days after service of such General Claim Settlement Summary. In the event that the Designated Committee Representative objects to the settlement set forth in the General Claim Settlement Summary, Reorganized AWI may (i) seek to renegotiate the proposed settlement and may submit a revised General Claim Settlement Summary in connection therewith or (ii) file a motion with the Bankruptcy Court seeking approval of the proposed settlement. If the Designated Committee Representative does not timely object to the proposed settlement, then Reorganized AWI will be deemed, without further order of the Bankruptcy Court, to be authorized to enter into an agreement to compromise and settle the General Claim at issue for the settlement amount previously submitted to the Designated Committee Representative in the General Claim Settlement Summary.

               (c) For each General Claim asserted against AWI where the Documented Difference is greater than or equal to $10,000,000, AWI will be required to file a motion with the Bankruptcy Court requesting approval of the compromise and settlement under Bankruptcy Rule 9019.




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